================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 2, 2002




                          NEWFIELD EXPLORATION COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                       1-12534              72-1133047
 (STATE OR OTHER JURISDICTION        (COMMISSION FILE       (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)         NUMBER)         IDENTIFICATION NUMBER)


                          363 N. SAM HOUSTON PARKWAY E.
                                   SUITE 2020
                              HOUSTON, TEXAS 77060
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 847-6000


================================================================================

ITEM 5. OTHER EVENTS

         On May 29, 2002, Newfield Exploration Company ("Newfield") announced that it had agreed to acquire EEX Corporation ("EEX"). In connection with the financing of the proposed acquisition, the following information is hereby incorporated by reference into this Current Report on Form 8-K:

     (1) EEX's consolidated financial statements as of December 31, 2000 and 2001 and for each of the calendar years in the three year period ending December 31, 2001 and related notes contained in "Item 8. Financial Statements and Supplementary Data" of EEX's Annual Report on Form 10-K for the year ended December 31, 2001, and the report of Ernst & Young LLP, independent auditors, thereon (which contains an explanatory paragraph describing conditions that raise substantial doubt about EEX's ability to continue as a going concern as described in Note 2 to the consolidated financial statements) included therein; and

     (2) EEX's consolidated financial statements as of March 31, 2001 and 2002 and for each of the three month periods then ended and related notes contained in "Item 1. Financial Statements" of EEX's Quarterly Report on Form 10-Q for the three months ended March 31, 2002.


                                     Experts

The consolidated financial statements of EEX appearing in EEX's Annual Report (Form 10-K) for the year ended December 31, 2001 have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon (which contains an explanatory paragraph describing conditions that raise substantial doubt about EEX's ability to continue as a going concern as described in Note 2 to the consolidated financial statements) included therein and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

Item 7.  Financial Statements and Exhibits

Exhibit No.         Description

23.1                Consent of Ernst & Young LLP


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                NEWFIELD EXPLORATION COMPANY

Date: August 2, 2002            By: /s/ TERRY W. RATHERT
                                    -------------------------------------------
                                        Terry W. Rathert
                                        Vice President and Chief Financial
                                        Officer (Authorized Officer and
                                        Principal Financial Officer)